Exhibit 10.1

NEXT-CHEMX CORPORATION

2021 INCENTIVE STOCK AND AWARD PLAN

1.	Purpose of the Plan.

(a)       This 2021 Incentive Stock and Award Plan (the “Plan”) is intended as an incentive to retain in the employ of and as directors, officers, consultants, attorneys, advisors and employees to NEXT-ChemX Corporation, a Nevada corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, attorneys, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

(b)       It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options”.

(c)       The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

(a)       The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors; provided, that if any time the Company has securities listed on a “national securities exchange” that is registered with the Securities and Exchange Commission under Section 6 of the Securities Exchange Act, the members of such Committee shall be two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

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(b)       Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan, and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

(c)       In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.	Designation of Optionees and Grantees.

(a)       The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees to, and consultants, attorneys and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

(b)       In the absence of any date specified, the Committee’s grant of Options or award of Restricted Stock, such grant shall be deemed to have been made effective on the first business day of each March, June, September or December of any calendar year, or on such other pre-determined dates as may be set by the Committee (the “Pre-Determined Grant Dates”). Notwithstanding the foregoing, the Committee may grant Options or award Restricted Stock to any employee, officer, director, consultant, attorney or advisor to the Company as an inducement to such person, in consideration for such person to enter into any agreement or to provide services to the Company, for prior services rendered to the Company, or for any other reason determined by the Committee for award, in its sole discretion other than on a Pre-Determined Grant Date.

4.       Stock Reserved for the Plan. Subject to adjustment as provided in Section 8 hereof, a total of 3,000,000 shares of the Company’s common stock, par value $0. 001 per share (the “Stock”), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of any Option or Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

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5.       Terms and Conditions of Options. Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall be at least 100% of the Fair Market Value of such share of Stock on the date the Option is granted, unless the Committee, in its sole and absolute discretion, determines to set the purchase price of such Nonqualified Option below Fair Market Value. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means

(i)	the closing price on the final trading day immediately prior to the grant of the Stock on (x) the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed) or (y) on the NASDAQ Stock Market, OTC Markets or OTC Bulletin Board (if the shares of Stock are regularly listed or quoted on the NASDAQ Stock Market, OTC Markets or OTC Bulletin Board, as the case may be); or

(ii)	if not so listed or quoted, as applicable, the mean between the closing bid and asked prices of publicly traded shares of Stock on the over-the-counter market on the final trading day immediately prior to the grant of the Stock; or

(iii)	if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company on the final trading day immediately prior to the grant of the Stock. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed, as applicable.

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(b)       Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than five (5) years after the date such Option is granted and, in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)       Exercisability.

(i)	Subject to the terms of Section 5 hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable in equal amounts on each fiscal quarter of the Company through the four (4) year anniversary of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

(ii)	Upon the occurrence of a Change in Control (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

(iii)	For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a “Change in Control” shall be deemed to have occurred if:

(A)	a tender offer (or series of related offers) shall be made and consummated for the ownership of fifty percent (50%) or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than fifty percent (50%) of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(B)	the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than fifty percent (50%) of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

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(C)	the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than fifty percent (50%) of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(D)	a Person (as defined below) shall acquire fifty percent (50%) or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than fifty percent (50%) of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

(iv)	Notwithstanding Section 5(c)(iii) above, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

(v)	For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d)       Method of Exercise. Options, to the extent then exercisable, may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

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(e)       Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f)       Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g)       Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; due to his or her inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; provided, however, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement.

(h)	Termination by Reason of Retirement.

(i)       Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal Retirement or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter

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(ii)       For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal Retirement or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for Cause (as defined below) any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of the Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or any Subsidiary of the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that Cause shall not include any act of commission or omission in the good faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for Cause or resigns as a director, officer or employee for Good Reason, the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Good Reason” shall exist upon the occurrence of the following:

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(A)	the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)	a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; or

(C)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

(iii) Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j)       Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.       Terms and Conditions of Restricted Stock. Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)       Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below;

(b)       Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award;

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(c)       Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant;

(d)       Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock;

(e)       Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c) above, the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee in its sole discretion; or

(f)       Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.       Term of Plan. No Option or award of Restricted Stock shall be granted pursuant to the Plan on or after the date which is five (5) years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.	Capital Change of the Company.

(a)	In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

(b)	The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

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9.       Purchase for Investment/Conditions. Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that such person is acquiring the securities for such person’s own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10. Taxes.

(a)	The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)	If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c)	If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

11.       Effective Date of Plan. The Plan shall be effective on February __, 2021; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than February __, 2021, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

12. Amendment and Termination.

(a) The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company, would:

(i)	materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(ii)	materially increase the benefits accruing to the Participants under the Plan;

(iii)	materially modify the requirements as to eligibility for participation in the Plan;

(iv)	decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof;

(v)	extend the term of any Option beyond that provided for in Section 5(b); or

(vi)	except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

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(b) Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

(c) It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”), as applicable, and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules. If the timing of any distribution under this Plan would result in the imposition of tax penalties under Code Section 409A, (i) then such distribution will be made at the earliest date after the specified payment date on which that distribution can be effected without resulting in such tax penalties; (ii) the Company shall have no authority to accelerate any payment hereunder except as permitted under Code Section 409A and regulations thereunder; and (iii) any rights of any Participant or retained authority of the Company with respect to awards hereunder shall be automatically modified and limited to the extent necessary so that no Grantee will be deemed to be in constructive receipt of income relating to the deferrals nor subject to any penalty under Code Section 409A.

13. Government Regulations. The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14. General Provisions.

(a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants, attorneys or advisors at any time.

11 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

(e) Transferability in accordance with SEC Release No. 33-7646 entitled “Registration of Securities on Form S-8,” as effective April 7, 1999. Notwithstanding anything to the contrary as may be contained in this Plan regarding rights as to transferability or lack thereof, all options granted hereunder may and shall be transferable to the extent permitted in accordance with SEC Release No. 33-7646 entitled “Registration of Securities on Form S-8,” as effective April 7, 1999, and in particular in accordance with that portion of such Release which expands Form S-8 to include stock option exercised by family members so that the rules governing the use of Form S-8 (i) do not impede legitimate intra-family transfer of options and (ii) may facilitate transfer for estate planning purposes, all as more specifically defined in Article III, Sections A and B thereto, the contents of which are herewith incorporated by reference.

15. Non-Uniform Determinations. The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16. Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.

12 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

NEXT-CHEMX CORPORATION

NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:	______________
______________
______________
You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the NEXT-ChemX Corporation 2021 Stock Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.
Award Number	_____-001
Date of Award	__________, ___
Vesting Commencement Date	__________, ___
Exercise Price per Share	$_____
Total Number of Shares Subject
to the Option (the “Shares”)	_______
Total Exercise Price	$______
Type of Option:	Incentive Stock Option
Expiration Date:	__________, ____
Post-Termination Exercise Period:	Three (3) Months

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

100% of the Shares subject to the Option shall vest six (6) months after the Vesting Commencement Date.

13 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of three (3) months. Vesting of the Option shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall terminate concurrently with the termination of the Grantee’s Continuous Service, except as otherwise determined by the Administrator.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

NEXT-ChemX Corporation.
a Nevada corporation

By:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Administrator in accordance with Section 18 of the Option Agreement. The Grantee further agrees to the venue selection in accordance with Section 19 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Grantee

14 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

Award Number: __-___

NEXT-CHEMX CORPORATION 2021 STOCK INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

1.       Grant of Option. NEXT-ChemX Corporation, a Nevada corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2021 Stock Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, the Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares subject to such options shall be determined as of the grant date of the relevant option.

2.       Exercise of Option.

(a)       Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b)       Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price and all applicable income and employment taxes required to be withheld. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price and all applicable withholding taxes, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d) below to the extent such procedure is available to the Grantee at the time of exercise and such an exercise would not violate any Applicable Law.

1 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

(c)       Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Option, the Grantee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Grantee is an employee of the Company at that time.

3.       Grantee’s Representations. The Grantee understands that neither the Option nor the Shares exercisable pursuant to the Option have been registered under the Securities Act of 1933, as amended or any United States securities laws. In the event the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Grantee shall, if requested by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.       Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:

(a)       cash;

(b)       check;

(c)       surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised; or

2 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

(d)       if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(e)       payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(f)       any combination of the foregoing methods of payment.

5.       Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option may be exercised prior to the time that the Plan has been approved by the shareholders of the Company; provided, however, that all Shares issued upon any such exercise shall be rescinded if shareholder approval is not obtained within the time prescribed, and Shares issued upon any such exercise shall not be counted in determining whether shareholder approval is obtained. If the exercise of the Option within the applicable time periods set forth in Sections 6, 7 and 8 of this Option Agreement is prevented by the provisions of this Section 5, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

6.       Termination or Change of Continuous Service. In the event the Grantee’s Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”). The Post-Termination Exercise Period shall commence on the Termination Date. In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee’s Continuous Service (also the “Termination Date”). In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice; provided, however, with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 7 and 8 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

3 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

7.       Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate. Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

8.       Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 9 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months commencing on the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

9.       Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution; provided, however, that a Non-Qualified Stock Option may be transferred during the lifetime of the Grantee by gift or pursuant to a domestic relations order to members of the Grantee’s Immediate Family to the extent and in the manner determined by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 8, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

4 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

10.       Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

11.       Company’s Right of First Refusal. The Grantee acknowledges and agrees that the Shares are subject to a right of first refusal (“Right of First Refusal”) as set forth in the Bylaws of the Company, which Right of First Refusal is incorporated herein by reference irrespective of whether the Bylaws are amended at some future date to remove the Right of First Refusal therefrom, and that, except in compliance with such Right of First Refusal, neither the Grantee nor a transferee shall sell, hypothecate, encumber or otherwise transfer any Shares or any right or interest therein.

12.       Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

13.       Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

14.       Tax Consequences.

(a)       The Grantee may incur tax liability as a result of the Grantee’s purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

(b)       Notwithstanding the Company’s good faith determination of the Fair Market Value of the Company’s Common Stock for purposes of determining the Exercise Price Per Share of the Option as set forth in the Notice, the taxing authorities may assert that the Fair Market Value of the Common Stock on the Date of Award was greater than the Exercise Price Per Share. If designated in the Notice as an Incentive Stock Option, the Option may fail to qualify as an Incentive Stock Option if the Exercise Price Per Share of the Option is less than the Fair Market Value of the Common Stock on the Date of Award. In addition, under Section 409A of the Code, if the Exercise Price Per Share of the Option is less than the Fair Market Value of the Common Stock on the Date of Award, the Option may be treated as a form of deferred compensation and the Grantee may be subject to an acceleration of income recognition, an additional 20% tax, plus interest and possible penalties. The Company makes no representation that the Option will comply with Section 409A of the Code and makes no undertaking to prevent Section 409A of the Code from applying to the Option or to mitigate its effects on any deferrals or payments made in respect of the Option. The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A of the Code.

5 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

15.       Lock-Up Agreement.

(a)       Agreement. The Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter or longer period of time as the Lead Underwriter shall specify. The Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject to the lock-up period until the end of such period. The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the lock-up period thereafter, is an intended beneficiary of this Section 15.

(b)       No Amendment Without Consent of Underwriter. During the period from identification of a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 15(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 15 may not be amended or waived except with the consent of the Lead Underwriter.

16.       Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

17.       Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

6 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

18.       Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

19.       Venue. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 9 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Central District of Nevada, and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 19 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

20.       Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

21.       Confidentiality. To the extent required by Applicable Law, the Company shall provide to the Grantee, during the period the Option is outstanding, copies of financial statements of the Company at least annually. The Grantee understands and agrees that such financial statements are confidential and shall not be disclosed by the Grantee, to any entity or person, for any reason, at any time, without the prior written consent of the Company, unless required by law. If disclosure of such financial statements is required by law, whether through subpoena, request for production, deposition, or otherwise, the Grantee promptly shall provide written notice to Company, including copies of the subpoena, request for production, deposition, or otherwise, within five (5) business days of their receipt by the Grantee and prior to any disclosure so as to provide Company an opportunity to move to quash or otherwise to oppose the disclosure. Notwithstanding the foregoing, the Grantee may disclose the terms of such financial statements to his or her spouse or domestic partner, and for legitimate business reasons, to legal, financial, and tax advisors.

END OF AGREEMENT

7 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

EXHIBIT A

NEXT-CHEMX CORPORATION 2021 STOCK INCENTIVE PLAN

EXERCISE NOTICE

___________

Attention: Secretary

1.       Effective as of today, ______________, the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase ___________ shares of the Common Stock (the “Shares”) of NEXT-ChemX Corporation, (the “Company”) under and pursuant to the Company’s 2021 Stock Incentive Plan, as amended from time to time (the “Plan”) and the [ ] Incentive [ ] Non-Qualified Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated ______________, ________. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

2.       Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3.       Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

The Grantee shall enjoy rights as a shareholder until such time as the Grantee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal. Upon such exercise, the Grantee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Grantee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4.       Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of:

[Identify subsection of Section 4 of the Option Award Agreement to be used]

____ cash;

1 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

____ check;

____ the surrender of Shares procedure provided in Section 4(c) of the Option Agreement;

____ the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d) of the Option Agreement; or

____ the “net exercise” procedure provided in Section 4(e) of the Option Agreement.

5.       Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

6.       Taxes. The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee.

7.       Restrictive Legends. The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

8.       Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

2 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

9.       Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

10.       Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

11.       Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

12.       Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

13.       Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

14.       Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

3 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

Submitted by:	Accepted by:

GRANTEE:	_________, Inc.

By:

Name:

	Title:	President
(Signature)

Address:	Address:

4 NEXT-ChemX Corporation– Notice of Stock Option Award And Stock Option Award Agreement

EXHIBIT B

NEXT-ChemX Corporation 2021 STOCK INCENTIVE PLAN

INVESTMENT REPRESENTATION STATEMENT

GRANTEE:
COMPANY:	NEXT-ChemX Corporation
SECURITY:	COMMON STOCK
AMOUNT:	_______Shares
DATE:	_______

In connection with the purchase of the above-listed Securities, the undersigned Grantee represents to the Company the following:

(a)       Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)       Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee’s investment intent as expressed herein. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

(c)       Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Grantee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, except in the case of affiliates, such Securities may be resold subject to the satisfaction of the applicable conditions specified by Rule 144, including: (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction,” in transactions directly with a “market maker” or “riskless principal transactions” (as said terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of the grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require: the availability of current public information about the Company; the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and, in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)       Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e)       Grantee represents that Grantee is a resident of the state of ____________________.

Signature of Grantee:

Date: